Connecticut Water Service, Inc. 2014 Annual Meeting of Shareholders May 8, 2014 Exhibit 99.1 ************ ************ *********** *********** ********* ********* ***************** *****************

Carol P. Wallace
Lead Director
2
•
CTWS Shareholders
–
Registered shares held in all 50 states, except
Nebraska.
Top Ten States with CTWS Shareholders
Connecticut California
New York New Jersey
Massachusetts Pennsylvania
Florida Texas
Maine Illinois
Information provided by the Registrar & Transfer Company

ConnecticutWater
CONNECTICUT WATER SERVICE, INC.
COMMON STOCK
SEAL

Carol P. Wallace
Lead Director
3
•
Range of Registered Share Holdings
–
34% own fewer than 49 shares
–
44% own 50 to 500 shares
–
22% own more than 500 shares
Information provided by the Registrar & Transfer Company

Mark Kachur • Director since 2002 – Compensation Committee – Corporate Governance Committee – Corporate Finance and Investments Committee 4

Richard Forde
•
Elected Director in October 2013
–
Retired as Senior Vice President
and Chief Investment Officer
from CIGNA in 2012
–
At CIGNA responsible for $23
billion in corporate portfolio and
defined benefit pension plans
assets
5

Board Focus • Growth • Risk Management • Executive Compensation • Welcome Shareholder Contact and Feedback 6

Connecticut Water Service, Inc.
Eric W. Thornburg
President & CEO
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Forward Looking Statements
Except for the historical statements and
discussions, some statements contained in this
report constitute “forward looking statements”
within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward
looking statements are based on current
expectations and rely on a number of
assumptions concerning future events, and are
subject to a number of uncertainties and other
factors, many of which are outside our control,
that could cause actual results to differ materially
from such statements.

Water, the basic ingredient of Life…

Our Mission … • Passionate employees delivering life sustaining, high quality water service to families and communities while providing a fair return to our shareholders 10

Our Values… • Honesty • Trust • Respect • Service • Teamwork • Positive Attitude • Straight Talk

Who We Are • Serving families and communities since 1849 • Founded in 1956 • Serving 400,000 people • 77 cities/towns • 261 Employees

Company Strategy Growth Shareholders Customers Employees

Delivering Growth • UConn/Mansfield water supply • Linebacker launched in Maine • WISC – Maine • WICA to 10% 14

Delivering for Customers • Rate Settlement Agreement in Connecticut • Maine Water and Biddeford Saco merged • Customer Satisfaction > 93% & 93.9% • Public Opinion Leader Satisfaction > 93% 15

Delivering for Employees 16 • Employee Satisfaction >86% • The Year of Water!

Delivering for Shareholders
•
Record Earnings
•
Total Shareholder Value Added
•
Revenue Adjustment Mechanism (RAM)
•
Maine Rate Cases
•
Repair Tax Deduction
•
Continuous Operations
Savings Team (COST)
•
Procurement Initiative
17

Connecticut Water Service, Inc. David C. Benoit Senior Vice President, CFO & Treasurer *********** *********** *****************

2013 Performance 2013 - $91.5M 2012 - $83.8M Revenue 2013 - $639.7M 2012 - $611.8M Utility Plant Net Income Applicable to common stock 2012 - $13.6M 2013 - $18.2M

125,000
115,000
105,000
95,000
85,000
75,000
83,247
84,418
87,361
88,534
89,204
90,023
121,791
121,768
2006
2007
2008
2009
2010
2011
2012
2013

(in millions)
$95
$80
$65
$50
$35
$46.9
$59.0
$61.3
$59.4
$66.4
$69.4
$83.8
$91.5
2006
2007
2008
2009
2010
2011
2012
2013

Consistent Financial Performance Customers Revenue

(in millions)
$20
$15
$10
$5
$6.9
$8.7
$9.4
$10.2
$9.8
$11.3
$13.6
$18.2
2006
2007
2008
2009
2010
2011
2012
2013

$1.70
$1.45
$1.20
$0.95
$0.70
$0.81
$1.05
$1.11
$1.19
$1.13
$1.29
$1.55
$1.68
2006
2007
2008
2009
2010
2011
2012
2013

High Quality Earnings Net Income Earnings Per Share

$1.00
$0.95
$0.90
$0.85
$0.80
$0.85
$0.86
$0.87
$0.88
$0.90
$0.92
$0.94
$0.96
$0.98
$0.99
2005
2006
2007
2008
2009
2010
2011
2012
2013
Current Annualized

Stable & Growing Dividend • Current 3.1% yield • Dividend paid without interruption or reduction for 227 consecutive quarters • Increased dividend payments for 44 consecutive years Annual Dividend

90%
75%
60%
45%
30%
15%
80.3%
62.3%
71.2%
CTWS
S&P Utility Sector
Peer Average

Performance
5 Year Financial Performance
Total Shareholder Return @ 12/31/13
Total Shareholder Return is a term describing the total of the Company’s stock appreciation and dividends over a specified period of time.

$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.27
$0.04
$0.23
$0.24
$0.03
$0.21
2014
2013
Water Activities
Services & Rentals

1 st Quarter EPS - 2014 vs. 2013 Earnings Per Share

Performance • High Earnings Quality – 90% of Revenues and Earnings from regulated business • Strong Balance Sheet – LTD 4.72% Embedded Cost – Balanced Debt-Equity ratio – S & P Rating “A”

Performance • Total Shareholder Return – Exceeded Peer Average and S&P Utility Sector • Dividends – Yield 3.1% – Paid since 1956 – Increased 44 years

Analysts Remarks…
•
“Given the company's recent UConn contract and plans
to commit significant capital in Maine, we believe
Connecticut Water represents one of the most attractive
growth stories in the space.” (Janney,  January 2014).
•
“CTWS has emerged from a single state system to a
regional player in New England and continues to
methodically shepherd through improved regulatory
mechanisms separating the company from small cap
peers. The recently enacted WRA will reduce earnings
volatility from weather and conservation.” (Boenning
and Scattergood, March 2014).

Analysts Remarks…
•
“Labor cost inflation and declining customer usage
combined with accelerated capital investments for the
average water utility has kept earned ROEs well below
authorized ROEs, reducing the utility sector's overall EPS
growth. Connecticut Water, in comparison, has
substantially grown its top and bottom line in 2012 and
2013 by completing two meaningful platform
acquisitions. These acquisitions expanded CTWS's
operational footprint into Maine, boosting its customer
base by 35%.” (Baird, March 2014).

Thank you for your support Your Questions & Feedback… ********** **********